UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22576

Ranger Funds Investment Trust

 (Exact Name of Registrant as Specified in Charter)

300 Crescent Court, Suite 1100

Dallas, TX 75201

 (Address of Principal Executive Offices)  (Zip Code)

National Corporate Research, Ltd.

615 South DuPont Highway

Dover, Delaware 19901

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th floor

Cincinnati, Ohio 45202

Registrant’s Telephone Number, including Area Code:  (214) 871-5200

Date of fiscal year end: July 31st

Date of reporting period: July 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Ranger Funds Investment Trust

Ranger Small Cap Fund

Ranger Quest for Income & Growth Fund

ANNUAL REPORT

JULY 31, 2012

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER

JULY 31, 2012 (UNAUDITED)

The Ranger Small Cap Fund rose 29.15% from its inception date (September 29, 2012) through its fiscal year end on July 31, 2012.  This compares with an increase of 19.46% % for the Russell 2000 Growth Index.

Over the past ten months, the market environment has swung dramatically between euphoria and fear.  Investors exited 2011 and entered 2012 with a renewed appetite for risk. In late 2011, the European Central Bank reduced the chances of a Lehman-style default in Europe with its long-term refinancing operation. As a result, investors began the year with their worst fears having been laid to rest, at least for the short term. With downside risk in the market reduced, investors went on the hunt for stocks with a focus on those that had underperformed during the prior year. As a result, many stocks with weak returns in 2011 led the charge in the December and March quarters. More specifically, looking at the decile performance of the Russell 2000 Growth Index, the three worst performing deciles in the index in 2011 represented the top three performers in the March quarter.

This euphoria was quickly replaced during the second quarter by multiple concerns.  The equity market was “ruled by fear” as headlines dominated much of the market’s direction. Whether it was the ongoing saga of Europe’s debt crisis, slowing growth in China, or disappointing U.S. economic data, investors feared the worst and responded by sending the major equity market indices lower. The lack of political and economic leadership both Europe and the U.S. is a source of investor frustration. Here at home, budget battles are likely to be even more raucous than usual as election year politics take hold. In Europe, politicians have committed capital to support weaker nations and their struggling banks, but fear for the worst should more dramatic measures be required. In other words, there is no easy decision for political leaders to make, and we are likely mired in a directionless market in the near term.

However, stepping back and putting these events into perspective may help investors navigate these unique times. U.S. economic data has been mixed, but compared to many other developed nations, the U.S. economy has held up well. Business and consumer confidence weakened slightly but remain above recession levels. Consumer spending remains solid. The global flight to safe-haven sovereigns has strengthened the U.S. dollar and the FOMC reaffirmed that the interest rate environment will remain accommodative through the end of 2014. Domestically, the key liability remains the budget deficit, particularly with the 2013 “fiscal cliff” looming ahead. More specifically, investors must grapple with the potential impact of $430 billion in tax increases that are set to take effect in 2013, including the expiration of the Bush tax cuts and tax increases on both dividends and capital gains, all during a hotly contested election year.

Internationally, there has been some progress in Europe’s ongoing debt crisis as France has aligned itself with Spain and Italy to force more concessions from Germany. However, as is often the case with EU agreements, many of the key details remain to be worked out over time.

“Volatility” was the keyword for both 2011 and 2012 and we continue to believe that this will prove true during the year. Ranger’s solution to this volatility is to seek out high quality companies that are capable of driving absolute and relative performance regardless of the macro environment. Seeking to identify strong companies that are experiencing demand growth is the foundation of Ranger’s stock selection process.  We believe this is directly evidenced by looking at Ranger’s sector performance from inception of the Ranger Small Cap Fund (the “Fund”) through July 31, 2012.  All sectors, except consumer staples, contributed positively to the portfolio’s return.  Additionally, only the consumer staples and technology sectors detracted from performance on a relative basis.  At fiscal year end, the Fund’s largest relative sector weightings were an overweight in financial services, consumer discretionary and producer durables and an underweight in materials and processing and healthcare. On an absolute basis the Fund’s largest weightings are in the healthcare, consumer discretionary, technology and producer durables sectors.

The events in Europe and the U.S. will take time. Meanwhile, we believe the market will continue to be volatile throughout the year. On the positive side, the economic data indicates a U.S. economy remains in the midst of a recovery, although one that is noticeably weaker than most based on payrolls and personal income figures. Generally, balance sheets of many companies remain very strong, with cash as a percent of total assets at a 50-year high. Finally, we believe valuations generally remain attractive, with both the forward and trailing P/E ratios on the Russell 2000 Growth Index at more than a 10% discount to historical levels.

Internationally, the EU continues to wrestle with problems that may ultimately lead to a smaller union, with significant volatility along the way should weaker countries be forced to exit the Euro. Additionally, slower growth in China remains a bona fide risk that has demand implications across multiple sectors.

Based on current information, we believe that European authorities are taking necessary steps to avoid worst case outcomes. In addition, while political maneuvering at home is likely to lead to market volatility in the second half of the year, we believe the most likely outcome is for a political compromise of some kind. If worst case scenarios are avoided, then we believe fear should subside, incoming economic data should improve, earnings should come in better than expectations, and valuation multiples should regain lost ground. What is clear to us is that U.S. businesses have pulled back on hiring and capital investment, and this is creating air pockets for many smaller capitalization companies. However, we are encouraged by the record levels of cash on corporate balance sheets along with attractive valuations for small cap stocks. We believe focusing on high quality companies whose businesses are experiencing demand growth will prove to be a successful strategy.

Thank you for your investment in the Ranger Funds.

Conrad Doenges

Portfolio Manager

Ranger Small Cap Fund

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

SHAREHOLDER LETTER

JULY 31, 2012 (UNAUDITED)

The Ranger Quest for Income & Growth Fund (the “Quest Fund”) rose 21.52% from its inception date (September 29, 2012) through its fiscal year end on July 31, 2012.  This compares with an increase of 21.03% for the S&P 500 Index and 12.83% for the MSCI All Country World Index.

From a macro perspective, we believe this period was marked by extreme market moves linked primarily to the financial crisis in Europe and to the pace of the US economic recovery.  Nearly all global equity markets rallied sharply from November through March, following a Euro-centered selloff the previous summer.  A catalyst for the rally was the announcement in December of a huge loan program by the European Central Bank which provided long term, low interest rate financing to the European banking sector.  This lessened the chances of a banking crisis and provided a relief rally for markets which lasted through the first quarter of this year.

In the second quarter of 2012, concerns about a politically led breakup of the Euro again rattled financial markets, along with signs of slowing growth in the US and China.  In the stock market, equities whose performance is closely linked to economic activity tended to be the worst performers, while more defensive shares generally outperformed.  The selloff continued through the June election in Greece, which was broadly considered to be a referendum on the future of the Euro.  When the Greeks essentially voted against an exit, another crisis was averted.  Since that time, markets recovered during the second quarter.

The Quest Fund seeks to invest in high quality companies with attractive dividend yields and reasonable prospects for dividend growth.  Currently the portfolio is focused on defensive industries such as telecommunications, consumer products and energy services.  While there is no requirement to focus on such industries, this is where we are currently finding investments which best meet our criteria.

Our investment activity is focused on analyzing individual securities rather than on macro events.  Macro events impact the portfolio in the sense that they impact the opportunity for us to effectively employ capital in our strategy.  For example, we have found that during a market selloff, the rush to so-called defensive shares can drive down yields on some of our holdings, which makes our job more difficult.  Conversely, during a market boom, many of our shares may lag in performance and become relatively more attractive.

There has been discussion recently about increased investor interest in yield oriented securities.  It is understandable that this would occur since interest rates are at low levels.  In our view, a weak economy is forcing investors to look to their portfolios for income and an aging population is thinking about retirement.  Some have questioned whether dividend paying stocks have become overvalued as a result of such increased interest.

While past performance is not indicative of future results, some historical context may be worth considering.   A century ago the dividend yield on common stocks was often higher than the yield on corporate bonds.  A rationalization for this scenario was that, since stocks were riskier than bonds, they should have a higher yield.  The mistake in this logic, of course, was that it didn’t account for the growth in value of common stocks over long periods of time.  When investors began incorporating this principal into their analysis, stock prices rose and this historical relationship was reversed, with dividend yields on stocks generally lower than the bond yields of the same companies.  This dynamic had been the norm for much of the past 50 years.

After the financial crisis in 2008, this situation reversed again.  For high quality companies in particular, bond yields were pushed to extremely low levels.  At the same time, the selloff in equity markets pushed equity yields up substantially.  So for the first time in decades it was possible to purchase good quality equities with yields above the rates on relevant bond alternatives.  We believe investors should keep this in mind when thinking about whether dividend stocks are overvalued.  While it is true that shares of many dividend payers have appreciated, we suggest that this appreciation has come following a position of extreme undervaluation to the present position.

All that said, our strategy has always sought to sell shares when the yields drop substantially and reinvest in alternatives which offer more desirable income.  We seek to continue this approach today.  For example, we believe the selloff in Europe provides opportunities for dividend oriented investors who can do the required research.  The continued growth in Asia provides similar attractive opportunities in our view.  In addition, we consider certain yield oriented US market sectors to be attractive while seeking to avoid others.

Thank you for your investment in the Ranger Funds.

William Andersen

Portfolio Manager

Ranger Quest for Income & Growth Fund

RANGER SMALL CAP FUND

PERFORMANCE ILLUSTRATION

JULY 31, 2012 (UNAUDITED)

FOR PERIOD SEPTEMBER 29, 2011* THROUGH JULY 31, 2012

	Since Inception **	Ending Value
Ranger Small Cap Fund	29.15%	$12,915
Russell 2000 Growth Index	19.46%	$11,946

* Date of commencement of investment operations.

** Not Annualized

This chart assumes an initial investment of $10,000 made on the closing of September 29, 2011 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.  The figures for the Russell 2000 Growth Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

RANGER QUEST FOR INCOME & GROWTH FUND

PERFORMANCE ILLUSTRATION

JULY 31, 2012 (UNAUDITED)

FOR PERIOD SEPTEMBER 29, 2011* THROUGH JULY 31, 2012

	Since Inception **	Ending Value
Ranger Quest for Income & Growth Fund	21.52%	$12,152
S&P 500 Index	21.03%	$12,103
MSCI AC World Index	12.83%	$11,283

* Date of commencement of investment operations.

** Not Annualized

This chart assumes an initial investment of $10,000 made on the closing of September 29, 2011 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

MSCI All Country World Index has been developed by MSCI Inc. as an equity benchmark for global stock performance. The Index is a capitalization-weighted index that aims to capture 85% of the (publicly available) total market capitalization.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

PORTFOLIO ANALYSIS

JULY 31, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of net assets.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

PORTFOLIO ANALYSIS

JULY 31, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of net assets.

REITs 17.70%
Short Term Investments 3.22%
Tobacco 9.81%
Transportation Infrastructure 4.55%
Wireless Telecommunication Services 3.45%
Aerospace & Defense 2.96%
Beverages 5.00%
Capital Markets 2.36%
Diversified Financial Services 1.06%
Diversified Telecommunication Services 15.89%
Electric Utilities 1.80%
Energy Equipment & Services 3.03%
Master Limited Partnerships 18.53%
Media 3.02%
Other Assets 4.28%
Pharmaceuticals 3.34%

	Ranger Small Cap Fund
	Schedule of Investments
	July 31, 2012

Shares		Value

COMMON STOCKS - 97.38%

Aerospace - 4.45%
3,605	Triumph Group, Inc.	$ 225,420
6,465	Wesco Aircraft Holdings Inc *	86,308
2,060	BE Aerospace Inc *	80,814
		392,542
Back Office Support HR & Consulting - 4.79%
4,270	Maximus, Inc.	215,635
11,100	Servicesource Intl Inc *	125,208
1,805	Advisory Board *	81,207
		422,050
Banks: Diversified - 12.47%
5,510	Texas Capital Bancshares *	237,426
6,890	Home Bancshares Inc	207,733
2,970	SVB Financial Group *	171,696
4,180	Prosperity Bancshares Inc	169,583
8,100	Private Bancorp Inc	124,092
1,610	Signature Bank *	103,845
2,610	Bank of the Ozarks	84,016
		1,098,391
Chemicals: Diversified - 1.15%
2,640	TPC Group Inc *	101,640

Chemicals: Specialty - 1.52%
5,725	Kraton Performance Polymers Inc *	134,080

Communications Technology - 1.07%
3,825	Allot Comms Ltd *	94,018

Computer Services Software & Systems - 9.07%
16,670	Tangoe Inc *	319,897
9,930	Synchronoss Tech Inc *	189,862
7,125	Liveperson Inc *	133,237
1,650	Sourcefire Inc *	84,232
15,470	Callidus Software Inc *	71,626
		798,854
Electronic Components - 3.58%
6,415	Acacia Research *	181,609
10,410	Invensense Inc *	134,289
		315,898
Environmental Maint & Security Service - 0.64%
2,598	Healthcare Services Group Inc	$ 56,351

Foods - 3.23%
5,080	Treehouse Foods Inc *	284,429

Health Care Management Services - 4.56%
4,285	Centene Corp *	163,001
2,480	Computer Programs and Systems, Inc.	122,760
4,760	Molina Healthcare Inc *	116,192
		401,953
Health Care Services - 10.62%
2,960	Air Methods Corp *	322,729
5,045	IPC The Hospitalist Co Inc *	216,935
2,260	AthenaHealth Inc *	206,790
5,515	HMS Holdings Corp *	189,771
		936,225
Machinery: Industrial - 1.51%
2,045	Chart Industries Inc *	132,639

Offshore Drilling & Other Services - 1.46%
13,287	Pacific Drilling SA *	128,352

Oil: Crude Producers - 3.19%
6,520	Approach Resources Inc *	172,128
2,605	Rosetta Resources Inc *	108,681
		280,809
Pharmaceuticals - 4.82%
11,505	Impax Laboratories Inc *	255,641
12,380	Akorn Inc *	169,235
		424,876
Railroad Equipment - 3.33%
3,705	Westinghouse Air Brake Technologies Corp *	293,362

Restaurants - 3.32%
1,580	Buffalo Wild Wings Inc *	114,692
2,365	BJ's Restaurants Inc *	93,607
2,820	Red Robin Gourmet Burgers *	84,177
		292,476
Securities Brokerage & Services - 1.52%
4,430	Marketaxess Holdings Inc	$ 133,875

Semiconductors & Components - 2.08%
16,670	INPHI Corp *	183,370

Specialty Retail - 15.17%
18,455	Pier 1 Imports	304,323
3,415	Group 1 Automotive	183,556
4,550	Francescas Holdings Corp *	142,915
6,290	Finish Line Inc - Class A	131,335
1,950	Genesco Inc. *	129,129
4,910	Asbury Automotive Group Inc *	128,446
2,700	America's-Car Mart Inc *	123,876
1,790	Hibbett Sports Inc *	108,778
2,330	Zumiez Inc *	84,649
		1,337,007
Telecommunications Equipment - 0.89%
2,921	Vocera Communications Inc *	78,400

Textiles Apparel & Shoes - 1.51%
3,289	Steven Madden Ltd *	132,974

Transportation Miscellaneous - 1.43%
4,228	Hub Group Inc *	125,783

TOTAL FOR COMMON STOCKS (Cost $8,782,433) - 97.38%		8,580,354

SHORT TERM INVESTMENTS - 2.48%
218,577	First American Gov't Obligation Fund Class Z 0.00% **	218,577

TOTAL SHORT TERM INVESTMENTS (Cost $218,577) - 2.48%		218,577

TOTAL INVESTMENTS (Cost $9,001,010) - 99.86%		$ 8,798,931

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.14%		12,193

NET ASSETS - 100.00%		$ 8,811,124

* Non-income producing security during the period
** Variable rate security; the coupon rate shown represents the yield at July 31, 2012.
The accompanying notes are an integral part of these financial statements.

Ranger Quest for Income and Growth Fund
Schedule of Investments
July 31, 2012

Shares		Value

COMMON STOCKS - 56.27%

Aerospace & Defense - 2.96%
5,690	Bae Systems Plc. ADR (United Kingdom)	$ 110,272

Beverages - 5.00%
8,527	Coca-Cola Amatil, Ltd. (Australia)	124,718
240,000	Thai Beverage PCL	61,687
		186,405
Capital Markets - 2.36%
4,306	Apollo Investment Corp.	33,070
2,735	Federated Investors, Inc.	55,001
		88,071
Diversified Financial Services - 1.06%
4,306	KKR Financial Holdings LLC.	39,271

Diversified Telecommunication Services - 15.89%
4,117	AT&T, Inc.	156,117
874	BCE, Inc.	37,187
36,000	Singapore Telecom Ltd. (Singapore)	103,518
100	Swisscom AG-REG	40,056
6,987	Telstra Corp. Ltd. ADR (Australia)	146,867
2,399	Verizon Communications, Inc.	108,291
		592,036
Electric Utilities - 1.80%
1,392	Southern Co.	67,025

Energy Equipment & Services - 3.03%
1,723	Diamond Offshore	112,719

Media - 3.02%
8,135	Regal Entertainment Group Class A	112,426

Pharmaceuticals - 3.34%
1,056	Novartis AG ADR (Switzerland) *	61,903
1,541	Sanofi ADR (France) *	62,626
		124,529
Tobacco - 9.81%
1,613	Altria Group, Inc.	$ 58,020
1,042	British American Tobacco Plc. ADR	110,462
1,313	Imperial Tobacco Group Plc. ADR (United Kingdom)	102,151
1,035	Philip Morris International, Inc.	94,640
		365,273
Transportation Infrastructure - 4.55%
63,200	Bangkok Expressway PCL	57,145
54,300	Sats Ltd.	112,525
		169,670
Wireless Telecommunication Services - 3.45%
4,476	Vodafone Group Plc. ADR	128,685

TOTAL FOR COMMON STOCKS (Cost $1,961,259) - 56.27%		2,096,382

REAL ESTATE INVESTMENT TRUSTS - 17.70%
6,300	American Realty Capital Trust, Inc.	69,426
6,794	Annaly Capital Management, Inc.	118,419
4,736	Crexus Investment Corp.	49,633
1,874	Health Care Reit, Inc.	116,619
3,846	National Retail Properties, Inc.	113,457
5,019	Penny Mac Mortgage Investment Trust	105,750
3,871	Starwood Property Trust, Inc.	86,168
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $608,957) - 17.70%		659,472

MASTER LIMITED PARTNERSHIPS - 18.53%
Oil, Gas & Consumable Fuels - 16.65%
2,668	Boardwalk Pipeline Partners, L.P.	76,572
1,748	Energy Transfer Partners, L.P.	80,058
1,079	Golar LNG Partners, L.P.	34,711
1,343	Kinder Morgan Energy Partners, L.P.	107,480
1,237	Markwest Energy Partners, L.P.	65,030
1,093	Plains All American Pipeline, L.P.	96,184
1,780	TC Pipelines, L.P.	82,307
1,980	Teekay LNG Partners, L.P.	77,953
		620,295
Electric Utilities - 1.88%
2,101	Brookfield Infrastructure Partners, L.P.	$ 69,900

TOTAL FOR MASTER LIMITED PARTNERSHIPS (Cost $672,148) - 18.53%		690,195

SHORT TERM INVESTMENTS - 3.22%
120,057	First American Government Obligation Fund 0.00% ** (Cost $120,057)	120,057

TOTAL INVESTMENTS (Cost $3,362,421) - 95.72%		$ 3,566,106

OTHER ASSETS - 4.28%		159,553

NET ASSETS - 100.00%		$ 3,725,659

ADR - American Depository Receipts.
* Non-income producing securities during the period.
**Variable rate security; the coupon rate shown represents the yield at July 31, 2012.

Ranger Funds Investment Trust
Statements of Assets and Liabilities
July 31, 2012

Assets:	Small CapFund	Quest for Income & Growth Fund
Investments in Securities, at Value (Cost $9,001,010 and $3,362,421)	$ 8,798,931	$ 3,566,106
Cash	1,000	2,969
Receivables:
Dividends and Interest	1,482	24,370
Securities Sold	73,950	-
Shareholder Subscription	-	114,900
Due from Advisor	5,476	18,790
Other Assets	1,755	1,755
Prepaid Expenses	2,521	6,027
Total Assets	8,885,115	3,734,917
Liabilities:
Payables:
Trustee Fees	321	321
Securities Purchased	64,587	-
Other Expenses	9,083	8,937
Total Liabilities	73,991	9,258
Net Assets	$ 8,811,124	$ 3,725,659

Net Assets Consist of:
Paid In Capital	$ 8,883,580	$ 3,438,642
Accumulated Undistributed Net Investment Income	-	56,043
Accumulated Realized Gain on Investments	129,623	27,289
Unrealized Appreciation (Depreciation) in Value of Investments	(202,079)	203,685
Net Assets, for 683,188 and 310,215 Institutional Class Shares Outstanding, respectively	$ 8,811,124	$ 3,725,659

Net Asset Value Per Share	$ 12.90	$ 12.01

The accompanying notes are an integral part of these financial statements.

Ranger Funds Investment Trust
Statements of Operations
For the period September 29, 2011 (commencement of investment operations)
through July 31, 2012

Investment Income:	Small CapFund	Quest for Income & Growth Fund
Dividends (net of foreign withholding of $0 and $1,574, respectively)	$ 12,950	$ 80,771
Interest	23	6
Total Investment Income	12,973	80,777

Expenses:
Advisory Fees (Note 4)	43,596	13,297
Audit Fees	12,061	12,061
Transfer Agent & Accounting Fees	15,947	10,420
Registration Fees	776	1,056
Custody Fees	1,075	1,164
Insurance Fees	3,092	3,092
Organizational Fees	908	908
Trustee Fees	2,196	2,196
Offering Fees	9,107	9,107
Printing Fees	1,196	1,237
Miscellaneous Fees	3,591	4,056
Legal Fees	7,043	6,324
Total Expenses	100,588	64,918
Advisory Fees Waived (Note 4)	(46,094)	(48,962)
Net Expenses	54,494	15,956

Net Investment Income (Loss)	(41,521)	64,821

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	130,760	27,392
Net Change in Unrealized Appreciation (Depreciation) on Investments	(202,079)	203,685
Net Realized and Unrealized Gain (Loss) on Investments	(71,319)	231,077

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (112,840)	$ 295,898

The accompanying notes are an integral part of these financial statements.

Ranger Small Cap Fund
Statement of Changes in Net Assets

	Period Ended	*
	7/31/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (41,521)
Net Realized Gain on Investments	130,760
Net Change in Unrealized Depreciation on Investments	(202,079)
Net Decrease in Net Assets Resulting from Operations	(112,840)

Distributions to Shareholders:
Net Investment Income	-
Realized Gains - Short-Term	(1,137)
Total Distributions Paid to Shareholders	(1,137)

Capital Share Transactions (Note 5)	8,875,101

Total Increase in Net Assets	8,761,124

Net Assets:
Beginning of Period	50,000

End of Period	$ 8,811,124

* For the period September 29, 2011 (commencement of investment operations) through July 31, 2012.
The accompanying notes are an integral part of these financial statements.

Ranger Quest for Income & Growth Fund
Statement of Changes in Net Assets

	Period Ended
	7/31/2012	*
Increase in Net Assets From Operations:
Net Investment Income	$ 64,821
Net Realized Gain on Investments	27,392
Net Change in Unrealized Appreciation on Investments	203,685
Net Increase in Net Assets Resulting from Operations	295,898

Distributions to Shareholders:
Net Investment Income	(7,915)
Realized Gain - Short-Term	(966)
Total Distributions Paid to Shareholders	(8,881)

Capital Share Transactions (Note 5)	3,388,642

Total Increase in Net Assets	3,675,659

Net Assets:
Beginning of Period	50,000

End of Period (Including Undistributed Net Investment Income of $56,043)	$ 3,725,659

* For the period September 29, 2011 (commencement of investment operations) through July 31, 2012.
The accompanying notes are an integral part of these financial statements.

Ranger Small Cap Fund
Financial Highlights
Selected data for an institutional class share outstanding throughout the period.

	Period Ended	*
	7/31/2012

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Loss **	(0.10)
Net Gain on Securities (Realized and Unrealized)	3.01
Total from Investment Operations	2.91

Distributions:
Net Investment Income	-
Realized Gains - Short-Term	(0.01)
Total from Distributions	(0.01)

Net Asset Value, at End of Period	$ 12.90

Total Return ***	29.15%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 8,811
Before Waivers
Ratio of Expenses to Average Net Assets	2.29%	(a)
Ratio of Net Investment Loss to Average Net Assets	(2.00)%	(a)
After Waivers
Ratio of Expenses to Average Net Assets	1.25%	(a)
Ratio of Net Investment Loss to Average Net Assets	(0.95)%	(a)
Portfolio Turnover	92.21%	(b)

* For the period September 29, 2011 (commencement of investment operations) through July 31, 2012.
** Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends. Not annualized for periods of less than one year.
(a) Annualized
(b) Not annualized
The accompanying notes are an integral part of these financial statements.

Ranger Quest for Income & Growth Fund
Financial Highlights
Selected data for an institutional class share outstanding throughout the period.

	Period Ended	*
	7/31/2012

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.45
Net Gain on Securities (Realized and Unrealized)	1.68
Total from Investment Operations	2.13

Distributions:
Net Investment Income	(0.11)
Realized Gains - Short-Term	(0.01)
Total from Distributions	(0.12)

Net Asset Value, at End of Period	$ 12.01

Total Return ***	21.52%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,726
Before Waivers
Ratio of Expenses to Average Net Assets	4.85%	(a)
Ratio of Net Investment Income to Average Net Assets	1.18%	(a)
After Waivers
Ratio of Expenses to Average Net Assets	1.20%	(a)
Ratio of Net Investment Income to Average Net Assets	4.84%	(a)
Portfolio Turnover	22.40%	(b)

* For the period September 29, 2011 (commencement of investment operations) through July 31, 2012.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends. Not annualized for period of less than one year.
(a) Annualized
(b) Not annualized
The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME AND GROWTH FUND

NOTES TO FININCIAL STATEMENTS

JULY 31, 2012

Note 1. Organization

Ranger Funds Investment Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized on June 21, 2011, as a Delaware Statutory Trust. The Trust currently offers shares of beneficial interest (“shares”) of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund (the “Funds”). Ranger Small Cap Fund (“Small Cap”) is a diversified portfolio with an investment objective seeking long-term growth of capital.  Ranger Quest for Income and Growth Fund (“Income and Growth”) is a diversified portfolio with an investment objective of seeking long term growth of capital while providing current income.  Each Fund offers Institutional Class Shares and Investor Class Shares, but as of July 31, 2012 has only issued Institutional Class Shares. The affairs of the Trust are managed by a Board of Trustees (the “Board”).  The Declaration of Trust permits the Board to create additional funds and share classes.

The Funds did not have any operations before September 29, 2011, other than those relating to the sale and issuance of common shares in the amount of 5,000 Institutional Class Shares in each of the Funds to Ranger Capital Group Holdings, L.P. (a related party).

Ranger Investment Management, L.P. (the “Small Cap Adviser”) and Ranger International (TX) Management, L.P, (the “Income & Growth Adviser”) serve as investment advisers to Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund, respectively. All costs incurred by the Fund in connection with its organization have been advanced by the Small Cap Adviser and the Income & Growth Adviser and are subject to recoupment as described in Note 4. Organizational costs were charged to expenses as incurred. Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter will be amortized using the straight line method.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

Security Valuations: All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes: Each Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Funds intend to distribute their net long-term capital gains and their net short-term capital gains at least once a year. Therefore, no provision for federal income taxes is required.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of, and during the period ended, July 31, 2012, the officers of the Trust have analyzed the Funds’ tax positions, and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2012 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and certain State tax authorities; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. As of, and during the period ended, July 31, 2012, the Funds did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Reclassification of Capital Account: GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no impact on the net asset value of the fund and are designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.  As of July 31, 2012, the Small Cap Fund reclassified permanent book/tax differences of $41,521 resulting from the write-off of the net investment loss for tax purposes to paid-in capital.

Investment transactions and related investment income: The Funds record security transactions on the trade date. The first-in first-out method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.

Share valuation: The net asset value per share of each class of shares for Small Cap and Income & Growth are calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of Small Cap and Income & Growth is equal to the net asset value per share.

Translation of Foreign Currency: Assets and liabilities denominated in foreign currencies are translated into United States dollar amounts at the year-end exchange rates.  Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into United States dollar amounts on the transaction date.  Adjustments arising from foreign currency transactions are reflected in the statement of operations.

The Fund does not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held.  Such fluctuations are included in net gain (loss) on investments in the statement of operations.

Transfer Agent Agreement and Accounting Services Agreement:  Mutual Shareholder Services (“MSS”) serves as Transfer Agent to each Fund, pursuant to a Transfer Agent Agreement with the Trust. Under the Transfer Agency and Service Agreement, MSS will provide all of the customary services of a transfer agent and dividend disbursing agent.

In addition, MSS provides accounting services to the Funds pursuant to a Fund Accounting Services Agreement with the Trust.   As such, MSS provides all necessary administration, bookkeeping and pricing services to each Portfolio.

For the services rendered to the Funds Pursuant to the Transfer Agent Agreement and Accounting Services Agreement, each Fund pays MSS an annual fee based on the average value of the Fund. Each Fund receives a discount depending on the net assets of the Fund. For the period between September 29, 2011 and July 31, 2012, the Small Cap Fund and the Income and Growth Fund accrued $15,947 and $10,420 in Transfer Agent and Accounting fees, respectively.  At July 31, 2012, the Small Cap Fund and the Income and Growth Fund owed $2,234 and $1,667 in Transfer Agent and Accounting fees, respectively.

12b-1 Plan and Distribution Agreement: The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan permits Investor Class shares of each Fund to pay its distributor for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by each Fund’s Investor Class is 0.25% of its respective average daily net assets.   Institutional Classes of the Fund are not subject to a 12b-1 fee.    Under the Plan, the Trust may engage in any activities related to the distribution of each Fund's shares.

Rafferty Capital Markets, LLC (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Trust pursuant to a distribution agreement with the Trust (the "Distribution Agreement"). The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds' shares.

The Trust, its advisers and sub-adviser are not affiliated with the Distributor.

For the period between September 29, 2011 and July 31, 2012, the Trust did not have any Investor class shares outstanding and therefore did not accrue for any 12b-1 fees.

Note 3. Security Valuations

As described in Note 2, all investments in securities are recorded at their estimated fair value. The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:  A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including ADRs, closed end mutual funds, and real estate investment trusts) - Equity securities are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined by the Advisor in good faith, in accordance with guidelines adopted by and subject to review of the Board and are categorized as Level 3.

The Income & Growth Fund may invest in master limited partnership interests ("MLPs").  MLPs are limited partnerships, the interests in which (known as "units") are typically traded on public exchanges consistent with corporate stock.  Master limited partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships.  These securities will be classified as Level 1 of the value hierarchy.

Money market mutual funds are generally priced at the ending NAV provided by service agent of the Funds. These securities will be classified as Level 1 of the value hierarchy.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using amortized cost which approximates fair value and would be categorized as Level 2.

The following table presents information about the Small Cap Fund’s investments measured at fair value as of July 31, 2012:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 8,580,354	$ -	$ -	$ 8,580,354
Short-Term Investments:
First American Gov't Obligation Fund Class Z	218,577	-	-	218,577
Total	$ 8,798,931	$ -	$ -	$ 8,798,931

The following table presents information about the Income and Growth Fund’s investments measured at fair value as of July 31, 2012:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 2,096,382	$ -	$ -	$ 2,096,382
Real Estate Investment Trusts	659,473	-	-	659,473
Master Limited Partnerships	690,194	-	-	690,194
Short-Term Investments:
First American Gov't Obligation Fund Class Z	120,057	-	-	120,057
Total	$ 3,566,106	$ -	$ -	$ 3,566,106

Neither Fund held any Level 3 assets during the period ended July 31, 2012.  Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable. For more detail on the investments, please refer to the Schedules of Investments.  Neither Fund had transfers into or out of Level 2 during the period ended July 31, 2012.  The Funds consider transfers into and out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the period ended July 31, 2012.

Note 4. Investment Advisory Fee and Other Transactions with Affiliates

Pursuant to the Investment Advisory Agreements (‘Advisory Agreements”) with the Trust, the Small Cap Adviser and the Income & Growth Adviser are entitled to investment advisory fees, computed daily and payable monthly of 0.083% (1.0% per annum) of the average daily net assets of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund, respectively.  For the period ended July 31, 2012, the Adviser earned $43,596 and $13,297 from the Small Cap Fund and Growth and Income Fund, respectively.  In connection with the Expense Limitation Agreements at July 31, 2012, the Adviser owed $5,476 and $18,790 to the Small Cap Fund and Growth and Income Fund, respectively.

The Small Cap Adviser and the Income & Growth Adviser have each entered into an Operation Expenses Limitation Agreement with the Trust (the “Expense Limitation Agreements”), whereby they have agreed to waive fees with respect to each of the Funds so that the Net Annual Operating Expenses (exclusive of acquired Fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund will not exceed 1.25% and 1.20%, respectively, until November 1, 2012.  The Small Cap Adviser and the Income & Growth Adviser may recoup any waived amount from each respective Fund pursuant to these Expense Limitation Agreements if such reimbursement does not cause the respective Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the respective adviser incurred the expenses.  As of July 31, 2012, the Adviser is able to recapture $46,094 in expenses pursuant to the Expense Limitation Agreement for the Small Cap Fund. As of July 31, 2012, the Adviser is able to recapture $48,962 in expenses pursuant to the Expense Limitation Agreement for the Income and Growth Fund.

Fiscal Year Ended	Recoverable Through	Small Cap Fund	Growth & Income Fund
July 31, 2012	July 31, 2015	$46,094	$48,962

As mentioned in Note 1, the Small Cap Adviser and the Income & Growth Adviser have paid offering costs in the amount of $18,214 ($9,107 per Fund) to be reimbursed by the respective Funds.

Note 5. Capital Share Transactions

At July 31, 2012, there were unlimited shares authorized at no par value for the Ranger Funds Investment Trust (which includes the Small Cap Fund and the Income and Growth Fund), and paid in capital amounted to $8,883,580 for the Small Cap Fund and $3,438,642 for the Income and Growth Fund. The following table summarizes transactions in capital for the period ended July 31, 2012:

Small Cap Fund	Period Ended July 31, 2012
	Shares	Amount
Shares sold	720,873	$9,410,856
Shares reinvested	92	1,137
Shares redeemed	(42,777)	(536,892)
Net increase	678,188	$8,875,101

Income and Growth Fund	Period Ended July 31, 2012
	Shares	Amount
Shares sold	361,612	$4,027,407
Shares reinvested	831	8,881
Shares redeemed	(57,228)	(647,646)
Net increase	305,215	$3,388,642

All of the above capital transactions relate to the Institutional Class share classes only.

Note 6. Investments

Small Cap Fund

For the period ended July 31, 2012, the cost of purchases and the proceeds from sales, other than U.S. Government Securities and short-term securities, aggregated $13,897,134 and $5,245,461, respectively. For federal income tax purposes, as of July 31, 2012, the gross unrealized appreciation for all securities totaled $429,570 and the gross unrealized depreciation for all securities totaled $699,487, for a net unrealized depreciation of $269,917.  The cost basis of securities owned for financial statement purposes is lower than the cost basis for income tax purposes by $67,838 due to wash sale adjustments.  The aggregate cost of securities for federal income tax purposes at July 31, 2012, was $9,068,848.

Income and Growth Fund

For the period ended July 31, 2012, the cost of purchases and the proceeds from sales, other than U.S. Government Securities and short-term securities, aggregated $3,977,268 and $761,697, respectively. For federal income tax purposes, as of July 31, 2012, the gross unrealized appreciation for all securities totaled $241,196 and the gross unrealized depreciation for all securities totaled $37,511, for a net unrealized appreciation of $203,685.  The aggregate cost of securities for federal income tax purposes at July 31, 2012, was $3,362,421.

Note 7. Federal Income Taxes

Small Cap Fund

During the period ended July 31, 2012, a short-term capital gain distribution of $0.0142 per share was paid on 12/27/2011, for shareholders on record as of 12/26/2011, for a total distribution of $1,137.

The tax character of distributions paid during the period ended July 31, 2012 was as follows:

Ordinary Income                $1,137

As of July 31, 2012, for tax purposes the Small Cap Fund’s undistributed net investment income was $0 and its undistributed realized loss (“capital loss carryforward”) on investments was $0.  Additionally, the Small Cap Fund has no post October capital losses as of July 31, 2012, and its accumulated net realized gain on investments is $197,461.

Income and Growth Fund

During the period ended July 31, 2012, a short-term capital gain distribution of $0.0137 per share, and an ordinary income distribution of $0.1123 per share were paid on 12/27/2011, for shareholders on record as of 12/26/2011, for a total distribution of $8,881.

The tax character of distributions paid during the period ended July 31, 2012 was as follows:

Ordinary Income                $8,881

As of July 31, 2012, for tax purposes Income and Growth Fund’s undistributed net investment income was $57,435 and its undistributed realized loss (“capital loss carryforward”) on investments was $0.  Additionally, the Income and Growth Fund has post October capital losses of $863 as of July 31, 2012, and its accumulated net realized gain on investments is $27,817.

Note 8. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the Act.  As of July 31, 2012, R E Smith Sub S Trust, held approximately 88.64% of the voting securities of the Small Cap Fund and may be deemed to control the Small Cap Fund.  As of July 31, 2012, Charles Schwab & Co., Inc., held in omnibus accounts for the benefit of others, approximately 94.61% of the voting securities of the Income and Growth Fund and may be deemed to control the Income and Growth Fund.

Note 9. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.

Note 10. Subsequent Events

From August 1, 2012 through September 19, 2012, the Quest for Income and Growth Fund accepted additional subscriptions of approximately $321,190.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Ranger Funds Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund(the “Funds”), each a series of Ranger Funds Investment Trust (the “Trust”),as of July 31, 2012, and the related statements of operations, changes in net assets, and financial highlights for the period September 29, 2011 (commencement of investment operations) through July 31, 2012.These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund, each a series of Ranger Funds Investment Trust, as of July 31, 2012, and the results of their operations and financial highlights for the period September 29, 2011 (commencement of investment operations) through July 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rothstein Kass

Dallas, Texas

September 28, 2012

Ranger Funds Investment Trust
Expense Illustration
July 31, 2012 (Unaudited)

Expense Example

As an instituational class shareholder of the Funds, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2012 through July 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Ranger Small Cap Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	February 1, 2012	July 31, 2012	February 1, 2012 to July 31, 2012

Actual	$1,000.00	$1,005.46	$6.23
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,018.65	$6.27

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/366.

Ranger Quest for Income and Growth Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	February 1, 2012	July 31, 2012	February 1, 2012 to July 31, 2012

Actual	$1,000.00	$1,100.82	$6.27
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,018.90	$6.02

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 182/366.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME AND GROWTH FUND

TRUSTEES AND OFFICERS

JULY 31, 2012 (UNAUDITED)

Information about Trustees and Officers who are “interested persons” of the Trust as defined under the 1940 Act, and each officer of the Trust, including their principal occupations during the past five years, is as follows:

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Jason Christopher Elliott Year of Birth: 1970	Trustee, Chairman (since September 2011)	Manager, Ranger Capital Group, L.L.C. (since 2005); Director, Fiberforge (since 2000) (carbon fiber technology).	4	None.
Kenneth Scott Canon Year of Birth: 1962	President (since September 2011)	President, Ranger Capital Group Holdings, L.P. (since 2001) and its affiliated investment advisors.	N/A	None.
Nimrod Hacker Year of Birth: 1968	Secretary (since September 2011)	General Counsel, Ranger Capital Group Holdings, L.P. (since 2001) and its affiliated investment advisors.	N/A	None.
Thomas E. Burson Year of Birth: 1960	Chief Compliance Officer (since September 2011)	Chief Compliance Officer, Ranger Capital Group Holdings, L.P. (since 2004), and its affiliated investment advisors.	N/A	None.
Joseph W. Thompson Year of Birth: 1959	Treasurer (since September 2011)	COO/CFO, Ranger Capital Group Holdings, L.P. (since 2002) and its affiliated investment advisors.	N/A	None.

* The term of office for each Trustee and Officer listed above will continue indefinitely.

** The term “Fund Complex” refers to Ranger Funds Investment Trust.

Information about Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
James F. McCain Year of Birth: 1951	Independent Trustee (since September 2011)	Chief Compliance Officer, SteelPath Capital Management LLC and SteelPath Fund Advisors, LLC; Chief Compliance Officer and Anti-Money Laundering Officer, SteelPath MLP Funds Trust (since 2010); Chief Compliance Officer, Brazos Capital Management; Chief Compliance Officer, Secretary and Anti-Money Laundering Officer, PineBridge Mutual Funds (2007–2010); Chief Compliance Officer, G.W. Henssler & Associates, Ltd., Henssler Asset Management, LP and Henssler Funds (2004–2007).	4	None.
Curtis A. Hite 16633 Dallas Pkwy Suite 100 Addison, Texas 75001 Year of Birth: 1969	Independent Trustee (since September 2011)	CEO, Improving Enterprises (since 2007) (technology consulting); CEO, Valtech Technologies (2000–2006) (technology consulting).	4	None.

* The term of office for each Trustee and Officer listed above will continue indefinitely.

** The term “Fund Complex” refers to Ranger Funds Investment Trust.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME AND GROWTH FUND

ADDITIONAL INFORMATION

JULY 31, 2012 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (866) 458-4744 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on April 30 and October 31. The Funds’ Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-866-458-4744.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-866-458-4744.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2011

$ 9,000.00

(b)

Audit-Related Fees

Registrant

FY 2011

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2011

$ 3,000.00

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2011

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2011

$ 1,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ranger Funds Investment Trust

By /s/ Kenneth Scott Canon

     Kenneth Scott Canon

     President (Principal Executive Officer)

Date October 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Kenneth Scott Canon

     Kenneth Scott Canon

     President (Principal Executive Officer)

Date October 9, 2012

By /s/ Joseph W. Thompson

     Joseph W. Thompson

     Treasurer and Chief Financial Officer (Principal Financial Officer)

Date October 9, 2012